SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
                              AMENDMENT NUMBER ONE

                                 August 27, 2002
          -----------------------------------------------------------
               (Date of Report - date of earliest event reported)

                        COMMISSION FILE NUMBER: 000-25397

                              PROCARE AMERICA, INC.
             (Exact name of registrant as specified in its charter)

         Nevada                     000-25397                84-0871427
(State or other jurisdiction   (Commission File No.)       (IRS Employer
      of incorporation)                                 Identification No.)

                          247 Pompano Drive SE, Suite B
                            St. Petersburg, FL 33705
                    (Address of Principal Executive Offices)

                                 (941) 404-0424
              (Registrant's Telephone Number, Including Area Code)
--------------------------------------------------------------------------------

ITEMS 1 THROUGH 3 AND ITEMS 5, 6, 8, AND 9 ARE NOT APPLICABLE AND ARE THEREFORE OMITTED.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) PREVIOUS INDEPENDENT ACCOUNTANTS.

(i) On April 22, 2002, Wentzel Berry Wentzel & Phillips, PA resigned as the independent accountants of Procare America, Inc. Such firm audited the Registrant's financial statements for the fiscal years ended June 30, 1996 - 1999.

(ii) The reports of Wentzel Berry Wentzel & Phillips, PA on the financial statements for the fiscal years ended June 30, 1996 - 1999 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle, except that such report was modified to express substantial doubt as to Procare America, Inc.'s ability to continue as a going concern.

(iii) In connection with its audit for the fiscal years ended June 30, 1996 - 1999 and through April 22, 2002, there have been no disagreements with Wentzel Berry Wentzel & Phillips, PA on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which


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disagreements, if not resolved to the satisfaction of Wentzel Berry Wentzel &
Phillips, PA, would have caused them to make reference thereto in their report on the financial statements for such fiscal years.

(iv) During the fiscal years ended June 30, 2000 and June 30, 2001 and through April 22, 2002, there have been no reportable events.

(v) The Registrant has requested that Wentzel Berry Wentzel & Phillips, PA furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated August 27, 2002, is filed as Exhibit 16 to this Form 8-K.

(b) NEW INDEPENDENT ACCOUNTANTS.

The Registrant engaged Stirtz Bernards Boyden Surdel & Larter, P.A. as its new independent accountants as of April 22, 2002. There have been no reportable events with respect to this new engagement as defined in Regulation S-K Item 304(a)(2).


ITEM 7. EXHIBITS AND FINANCIAL STATEMENTS

(c) Exhibits:

16. Letter dated August 27, 2002 from Wentzel Berry Wentzel & Phillips, PA.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              PROCARE AMERICA, INC.

                        BY  /s/ JOSEPH ELLIS
                           -----------------------------------
                           JOSEPH ELLIS, PRESIDENT


Dated: September 3, 2002


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